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                                                                      EXHIBIT 99

[JS COMMUNICATIONS(TM) LOGO]
[NATIONAL LAMPOON(R) LOGO]

                                  PRESS RELEASE



                             AGREEMENT CONTEMPLATING
                                CHANGE IN CONTROL
                         OF J2 COMMUNICATIONS TERMINATED


        LOS ANGELES, CALIFORNIA...NOVEMBER 19, 2001.

        THE LETTER AGREEMENT, DATED MARCH 5, 2001, AMONG J2 COMMUNICATIONS (NASDAQ: JTWO), JAMES P. JIMIRRO, DANIEL S. LAIKIN AND PAUL SKJODT, WHICH LETTER AGREEMENT, WITHOUT LIMITATION, PROVIDED MESSRS. LAIKIN AND SKJODT AN OPTION TO PURCHASE MR. JIMIRRO'S INTEREST IN THE COMPANY AND CERTAIN OTHER SHARES OF COMMON STOCK OF THE COMPANY, WAS TERMINATED TODAY BY THE COMPANY IN ACCORDANCE WITH ITS TERMS. THE TRANSACTIONS CONTEMPLATED BY THE LETTER AGREEMENT, IF CONSUMMATED, WOULD HAVE RESULTED IN A CHANGE IN CONTROL OF THE COMPANY.

        PURSUANT TO THEIR SURVIVING OBLIGATIONS UNDER THE LETTER AGREEMENT, MESSRS. LAIKIN AND SKJODT AND CERTAIN OTHERS HAVE AGREED, AMONG OTHER THINGS, TO A TEN-YEAR STANDSTILL AND VOTING AGREEMENT DURING WHICH PERIOD THEY HAVE AGREED, WITHOUT LIMITATION, TO VOTE WITH THE INCUMBENT BOARD AND NOT TO ATTEMPT TO INFLUENCE THE MANAGEMENT OF THE COMPANY. PURSUANT TO ITS SURVIVING OBLIGATIONS UNDER THE LETTER AGREEMENT, THE COMPANY INTENDS TO USE ITS REASONABLE BEST EFFORTS TO SOLICIT ONE OR MORE ALTERNATIVE ACQUISITION TRANSACTIONS INTENDED TO MAXIMIZE SHAREHOLDER VALUE. HOWEVER, THERE CAN BE NO ASSURANCE THAT ANY SUCH TRANSACTION WILL BE CONSUMMATED.

        NOTWITHSTANDING THE FOREGOING, MESSRS. LAIKIN AND SKJODT HAVE FILED A LAWSUIT IN LOS ANGELES SUPERIOR COURT SEEKING, AMONG OTHER THINGS, TO HAVE THE LETTER AGREEMENT RESCINDED AND ITS SURVIVING PROVISIONS ANNULLED, AND DAMAGES. THE COMPANY BELIEVES THAT THE LAWSUIT IS FRIVOLOUS AND WITHOUT MERIT, AND INTENDS TO DEFEND IT VIGOROUSLY. IN ADDITION, THE COMPANY INTENDS TO ASSERT AFFIRMATIVE CLAIMS AGAINST MESSRS. LAIKIN AND SKJODT, INCLUDING, WITHOUT LIMITATION, CLAIMS BASED ON THE VIOLATION BY MESSRS. LAIKIN AND SKJODT OF THE

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FEDERAL SECURITIES LAWS.

        THE COMPANY HAS BEEN INFORMED BY NASDAQ THAT IT MAY BE SUBJECT TO THE COMMENCEMENT OF A SMALLCAP MARKET DE-LISTING PROCEDURE, WHICH PROCESS IS SUBJECT TO APPEAL BY THE COMPANY, IN THE EVENT THAT THE COMPANY DOES NOT HOLD ITS NEXT ANNUAL MEETING OF SHAREHOLDERS BY THE END OF 2001. IF THE COMPANY IS DE-LISTED FROM THE NASDAQ SMALLCAP MARKET, IT MAY STILL BE ELIGIBLE FOR TRADING ON THE NASDAQ BULLETIN BOARD. THE COMPANY HAS HERETOFORE POSTPONED ITS ANNUAL MEETING PENDING CONSUMMATION OR TERMINATION OF THE TRANSACTIONS CONTEMPLATED BY THE LETTER AGREEMENT. THE COMPANY UNSUCCESSFULLY ATTEMPTED TO NEGOTIATE WITH MESSRS. LAIKIN AND SKJODT THE TERMS PURSUANT TO WHICH THE MEETING WOULD BE HELD BY THE END OF 2001. THE COMPANY IS CONTINUING ITS DIALOGUE WITH NASDAQ, AND MAY CONTINUE TO POSTPONE THE MEETING PENDING THE RESOLUTION OF THE ISSUES ARISING OUT OF THE TERMINATION OF THE LETTER AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE LAWSUIT REFERRED TO ABOVE.

        IN CONNECTION WITH THE TERMINATION OF THE LETTER AGREEMENT, THE COMPANY WILL AMEND ITS RIGHTS AGREEMENT TO REVERSE THE PRIOR AMENDMENT TO THE RIGHTS AGREEMENT MADE IN CONTEMPLATION OF THE TRANSACTIONS PROVIDED FOR BY THE LETTER AGREEMENT. THE COMPANY'S BOARD HAS ALSO DIRECTED ITS MANAGEMENT TO INVESTIGATE WHETHER THE RIGHTS AGREEMENT HAS BEEN TRIGGERED BY THE ACTIONS OF MESSRS. LAIKIN AND SKJODT AND THEIR AFFILIATES OR ANY OTHER SHAREHOLDERS OF THE COMPANY.

        IN ANNOUNCING THE TERMINATION, JAMES P. JIMIRRO, CHAIRMAN AND CEO OF THE COMPANY SAID, "THE NEGOTIATIONS TO PUT THIS ARRANGEMENT TOGETHER HAVE TAKEN OVER A YEAR, AND HAVE KEPT THE COMPANY IN A STATE OF SUSPENDED ANIMATION. NOW THAT THE ARRANGEMENT HAS BEEN TERMINATED WE WILL MOVE BACK INTO HIGH GEAR. WE WILL BE ANNOUNCING OVER THE COMING WEEKS SEVERAL NEW DEALS IN THE AREAS OF MOVIES, TV, AND BOOKS." MR. JIMIRRO ALSO STATED THE COMPANY IS IN DISCUSSIONS TO ARRANGE ADDITIONAL


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FINANCING TO ADDRESS THE COMPANY'S SHORT TERM WORKING CAPITAL NEEDS.


ABOUT J2 COMMUNICATIONS

        J2 COMMUNICATIONS (NASDAQ: JTWO), WHICH OWNS NATIONAL LAMPOON, ONE OF THE LEADING BRANDS IN COMEDY, IS AN INTERNET-BASED, INTERACTIVE ENTERTAINMENT COMPANY. NATIONALLAMPOON.COM, ITS NEWEST COMEDY CREATION, EMPLOYS CUTTING-EDGE TECHNOLOGY TO DELIVER ITS OWN BRAND OF BITING HUMOR ON A HIGHLY INTERACTIVE COMEDY NETWORK CREATED FOR THE INTERNET. SHOWCASING HILARIOUS NEW CHARACTERS AND FEATURES, THE SITE DEBUTED IN 1999. THE COMPANY ALSO SELLS ADVERTISING AND MERCHANDISE ON THE SITE.

        NATIONAL LAMPOON IS ALSO ACTIVE IN A BROAD ARRAY OF ENTERTAINMENT ACTIVITIES, INCLUDING FEATURE FILMS, TELEVISION PROGRAMMING, INTERACTIVE ENTERTAINMENT, HOME VIDEO, COMEDY AUDIO CD'S AND BOOK PUBLISHING.

        FOR MORE INFORMATION CONTACT: JAMES P. JIMIRRO 310/474-5252

FORWARD-LOOKING STATEMENTS

        THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WHICH ARE BASED ON THE COMPANY'S CURRENT EXPECTATIONS, FORECASTS AND ASSUMPTIONS. IN SOME CASES FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY FORWARD-LOOKING WORDS LIKE "INTEND," "HOPE," "WILL," "MAY," "SHOULD," "EXPECT," "ANTICIPATE," "BELIEVE," "ESTIMATE," "PREDICT," "CONTINUE," OR SIMILAR WORDS. FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL OUTCOMES AND RESULTS TO DIFFER MATERIALLY FROM THE COMPANY'S EXPECTATIONS, FORECASTS AND ASSUMPTIONS. THESE RISKS AND UNCERTAINTIES INCLUDE THE OUTCOME OF ANY ISSUES ARISING OUT OF THE TERMINATION OF THE LETTER AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE OUTCOME OF ANY RESULTING LITIGATION OR ADMINISTRATIVE PROCEEDING, THE CURRENT ECONOMIC CLIMATE IN THE UNITED STATES AND THE CURRENT FISCAL STATE OF THE COMPANY WHICH MAY EACH EFFECT THE



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COMPANY'S ABILITY TO SOLICIT POTENTIAL ACCEPTABLE ACQUISITION TRANSACTIONS, AND
OTHER RISKS AND UNCERTAINTIES, INCLUDING THOSE ENUMERATED AND DESCRIBED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH FILINGS ARE AVAILABLE ON THE SEC'S WEBSITE AT SEC.GOV. THE COMPANY DISCLAIMS ANY INTENTION OR OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, OR OTHERWISE.